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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material under Rule 14a-12
Pharsight Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PHARSIGHT CORPORATION
800 West El Camino Real, Suite 200
Mountain View, California 94040
(650) 314-3800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2001

TO THE STOCKHOLDERS OF PHARSIGHT CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PHARSIGHT CORPORATION, a Delaware corporation (the "Company"), will be held on Tuesday, August 21, 2001 at 10:30 a.m. local time at the Grand Hotel, Montebello A Meeting Room, 865 W. El Camino Real, Sunnyvale, California, for the following purposes:

1.
To elect two (2) directors to hold office until the 2004 Annual Meeting of Stockholders and to elect one (1) director to hold office until the 2003 Annual Meeting of Stockholders.
2.
To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending March 31, 2002.
3.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on June 29, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
John E. Wehrli Secretary
Mountain View, California July 25, 2001

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PHARSIGHT CORPORATION
800 West El Camino Real, Suite 200
Mountain View, California 94040

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
August 21, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Pharsight Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 21, 2001, at 10:30 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Grand Hotel, Montebello A Meeting Room, 865 W. El Camino Real, Sunnyvale, California. The Company intends to mail this proxy statement and accompanying proxy card on or about July 25, 2001 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of the Company ("Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on June 29, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 29, 2001 the Company had outstanding and entitled to vote 18,431,211 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

    Stockholders may grant a proxy to vote their shares by means of the telephone or, if their shares are registered in the name of a broker or bank, on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

    The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in the Name of a Broker or Bank

    Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than the Company's proxy card.

    A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

General Information for All Shares Voted Via the Internet or By Telephone

    Votes submitted via the Internet or by telephone must be received by 12:00 midnight, Pacific Daylight Time on August 20, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 800 West El Camino Real, Suite 200, Mountain View, California 94040, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is March 27, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than May 23, 2002 nor earlier than April 23, 2002. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    The Board of Directors presently consists of seven members. There are three directors in the class with terms of office expiring in 2001. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. Due to a vacancy created by the death of Gary L. Neil, Ph.D., who was a director in the class with terms of office expiring in 2003, the Board of Directors has elected, subject to stockholder approval, to move Douglas E. Kelly, M.D., from the class with terms of office expiring in 2001 to the class with terms of office expiring in 2003. Provided Dr. Kelly is elected at the Annual Meeting, he will serve until the 2003 annual meeting as a member of such class and until his successor is elected and has qualified, or until Dr. Kelly's earlier death, resignation or removal. If elected at the Annual Meeting, each of the other nominees will serve until the 2004 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING

Arthur H. Reidel

    Arthur H. Reidel, age 50, has been a member of our Board of Directors since April 1995. He served as our President from April 1995 to August 1995 and has served as our President and Chief Executive Officer since February 1996. He has also served as our Chairman of the Board of Directors since May 1995. He was a private investor and consultant from April 1995 to March 1996, during which he was involved in the formation of three start-up companies and performed consulting services for two other companies. From October 1994 to March 1995, he served as Vice President, Business Development of Viewlogic Systems, Inc., a software firm. From 1992 to 1994, Mr. Reidel served as President and Chief Executive Officer of Sunrise Test Systems, Inc., a privately held software firm acquired by Viewlogic Systems, Inc. in September 1994. Mr. Reidel currently serves as a director of Insightful Corporation. Mr. Reidel received a B.S. in Mathematics from Massachusetts Institute of Technology.

Philippe O. Chambon, M.D., Ph.D.

    Philippe O. Chambon, M.D., Ph.D., age 43, has been a member of our Board of Directors since May 1997. Since January 1997, Dr. Chambon has been a General Partner of the Sprout Group, a private equity firm. He joined the Sprout Group in May 1995. He is currently a director of Deltagen, Inc., a provider of data on the functional role of newly discovered genes, and Variagenetics, Inc., a gene research company, as well as several other private companies. Dr. Chambon received an M.D. and Ph.D. from the University of Paris and an M.B.A. from Columbia University.

NOMINEE FOR ELECTION FOR A TWO-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

Douglas E. Kelly, M.D.

    Douglas E. Kelly, M.D., age 40, has been a member of our Board of Directors since February 1996. Dr. Kelly has been a partner at Alloy Ventures, formerly Asset Management Associates, a venture capital and investment management firm, since 1993. Dr. Kelly is a director of Fusion Medical Technologies, Inc., a manufacturer of surgical products, and several privately-held companies. Dr. Kelly received a B.A. in Biochemistry and Molecular Biology from the University of California, San Diego, an M.D. from the Albert Einstein College of medicine and an M.B.A. from the Stanford University Graduate School of Business.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

Robert B. Chess

    Robert B. Chess, age 44, has been a member of our Board of Directors since April 2000. Mr. Chess is Chairman of Inhale Therapeutic Systems, Inc., a provider of pulmonary delivery systems for biotechnology drugs. He has been at Inhale since 1991 and served as its President and Chief Executive Officer until August 1998 and as its co-Chief Executive Officer until April 2000. From September 1990 until October 1991, he was an Associate Deputy Director in the White House Office of Policy Development. In March 1987, Mr. Chess co-founded Penederm Incorporated, a topical dermatological drug delivery company, and served as its President from February 1989 until October 1989. Prior to co-founding Penederm, Mr. Chess held management positions at Intel Corp., a semiconductor manufacturer, and Metaphor, a computer software company that was acquired by International Business Machines. Mr. Chess received a B.S. in Engineering from the California Institute of Technology and an M.B.A. from the Harvard Business School.

Dean O. Morton

    Dean O. Morton, age 69, has been a member of our Board of Directors since April 2000. Mr. Morton was the Executive Vice President, Chief Operating Officer and a Director of Hewlett-Packard Company, a manufacturer of computer systems and test and measurement instruments, from 1984 until his retirement in 1992. Mr. Morton is a director of Alza Corporation, BEA Systems, Cepheid, The Clorox Company and KLA/Tencor Corporation. He is a trustee of the State Street Research Group of Funds, the State Street Research Portfolios, Inc. and the Metropolitan Series Fund Inc. Mr. Morton received a B. S. from Kansas State University and an M.B.A. from Harvard Business School.

W. Ferrell Sanders

    W. Ferrell Sanders, age 64, has been a member of our Board of Directors since February 1996. Mr. Sanders has served as a partner of Alloy Ventures, Inc., formerly Asset management Associates, a venture capital and investment management firm, since March 1987. Mr. Sanders is a director of Adaptec, Inc., a computer hardware and software provider. Mr. Sanders holds a B.S. in electrical Engineering from North Carolina State and an M.B.A. from the University of Santa Clara.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

Steven D. Brooks

    Steven D. Brooks, age 49, has been a member of our Board of Directors since June 1997. Since February 1999, Mr. Brooks has been Managing Director of Broadview Capital Partners, a private equity firm. From September 1997 to February 1999, Mr. Brooks was a Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation, an investment banking firm. From 1996 to 1997, Mr. Brooks was a private investor and a consultant to technology companies. From 1994 to 1996, Mr. Brooks served as Managing Director and Head of Global Technology Investment Banking at the Union Bank of Switzerland Securities, LLC. Mr. Brooks is a director of Paychex, Inc., a payroll accounting firm and Veritas Software Corporation, an application storage management software company. Mr. Brooks currently serves as chair of our Audit Committee. Mr. Brooks received a B.A. from Yale College and a J.D. from University of Virginia Law School.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

    During the fiscal year ended March 31, 2001 the Board of Directors held seven meetings and acted by unanimous written consent three times. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board of Directors the independent auditors to be retained, oversees the independence of the independent auditors, evaluates the independent auditors' performance, and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee consists of three directors: Messrs. Brooks, Morton and Chess. Mr. Morton joined the Audit Committee on April 24, 2001. The Audit Committee met three times during the fiscal year ended March 31, 2001. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Board of Directors has adopted a written Audit Committee Charter that is attached hereto as Appendix A.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee is composed of two outside directors: Messrs. Chambon and Sanders. It met three times during fiscal year ended March 31, 2001 and acted by unanimous written consent eight times.

    The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Company's Board of Directors. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of one employee director, Mr. Reidel, and one non-employee director, Dr. Kelly. The Nominating Committee did not meet during the fiscal year ended March 31, 2001.

    During the fiscal year ended March 31, 2001, all continuing directors except Phillipe O. Chambon attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

    The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report with the Company's management and the independent auditors.

    Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

    In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board of Directors Standard No. 1 (Independence Discussion With Audit Committees), which the Company has received.

    The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board of Directors also have recommended the selection of the Company's independent auditors.

THE AUDIT COMMITTEE
Steven D. Brooks Robert B. Chess Dean O. Morton

1
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

    AUDIT FEES.  During the fiscal year ended March 31, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of the Company's financial statements for such fiscal year and for the review of the Company's interim financial statements was $157,000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.  The Company did not engage Ernst & Young to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

    ALL OTHER FEES.  During fiscal year ended March 31, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $394,000, including audit related services of $350,000 and non-audit services of $44,000. Audit-related services generally included fees for the preparation of the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission, comfort letters, accounting consultations, business continuity planning review and information systems assurance and advisory services. Non-audit services related to tax services.

    The Audit Committee has determined the rendering of the information technology consulting fees and all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 31, 2001 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. This table is based upon information supplied by officers, directors and principle stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission

    Unless otherwise indicated, to the Company's knowledge, all persons listed below have sole voting and investment power with respect to their shares of Company's Common Stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 18,421,211 shares of Common Stock outstanding as of May 31, 2001 together with options for that stockholder that are currently exercisable or exercisable within 60 days of May 31, 2001. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of May 31, 2001 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed below is c/o Pharsight Corporation at the address on the first page of this proxy statement.

Beneficial Ownership(1)	Number of Shares Beneficially Owned(1)	Shares that are Issuable Pursuant to Options and Warrants Exercisable within 60 days of May 31, 2001	Percent of Total
Directors and Executive Officers
Arthur H. Reidel	1,121,622	195,272	6.0%
Robin A. Kehoe	293,043	39,715	1.6%
Michael A. Emley	199,062	99,062	1.1%
Steven L. Shafer(2)	240,244	67,500	1.3%
Daniel L. Weiner(3)	914,812	7,812	5.0%
Steven D. Brooks	158,349	10,747	*
Douglas E. Kelly(4)	3,216,242	91,646	17.4%
Philippe O. Chambon(5)	1,804,350	—	9.8%
Robert B. Chess	20,000	—	*
W. Ferrell Sanders(4)	3,216,242	91,646	17.4%
Dean O. Morton(6)	60,000	10,000	*
All directors and officers as a group (11 persons)(7).	8,027,724	521,754	42.4%
5% Stockholders
Alloy Ventures(4)	3,216,242	91,646	17.4%
McKesson HBOC, Inc.(8)	2,777,778	—	15.1%
The Sprout Entities(5)	1,804,350	—	9.8%
The Weiss, Peck & Greer Entities(9)	1,223,242	—	6.6%

*
Represents less than 1%.

(1)
Includes shares that are issuable pursuant to options and warrants exercisable within 60 days of May 31, 2001.

(2)
Includes 8,000 shares held by Dr. Shafer as custodian for his children under the California Uniform Gifts to Minors Act.

(3)
Includes 3,000 shares held of record by Dr. Weiner's spouse.

(4)
Consists solely of shares and warrants held by Asset Management Associates 1996, L.P. AMC Partners 96, L.P. is the general partner of Asset Management Associates 1996, L.P. Douglas E. Kelly and W. Ferrell Sanders, two of the Company's directors, are general partners of AMC Partners 96, L.P. and disclaim beneficial ownership of these shares except to the extent of each of their proportionate partnership interest in these shares. Asset Management Associates 1996, L.P. is located at 480 Cowper Street, Palo Alto, CA 94301.

(5)
Consists of 1,569,595 shares held by Sprout Capital VII, L.P., 18,233 shares held by Sprout CEO Fund, L.P., 180,435 shares held by DLJ First ESC, L.P. and 36,087 shares held by DLJ Capital Corp. Dr. Chambon is an employee of DLJ Capital Corp., which is the managing general partner of Sprout Capital VII, L.P. and a general partner of the Sprout CEO fund, and he is a Vice President of the Sprout Group, which is a division of DLJ Capital Corp. Dr. Chambon is a general partner of DLJ Associates VII, L.P., which is a general partner of Sprout VII, L.P. DLJ First ESC, L.P. is a fund that invests for the benefit of an employee deferred compensation plan for employees of DLJ Capital Corp. Dr. Chambon disclaims beneficial ownership of these shares except to the extent of his pecuniary or partnership interests. The address for the Sprout Entities is 3000 Sand Hill Road, Building 1, Suite 170, Menlo Park, CA 94025.

(6)
Consists of 10,000 shares held by MDLC Partners, a California Partnership, and 40,000 shares held by the Dean and LaVon Morton Trust. Mr. Morton is a general partner of MDLC Partners, L.P., and disclaims beneficial ownership of these shares except to the extent of his proportionate partnership interest.

(7)
Consists of 4,989,946 shares of Common Stock and warrants to purchase 91,646 shares of Common Stock, held by entities affiliated with directors and executive officers. See footnotes 2 through 6 above.

(8)
McKesson HBOC, Inc. is located at One Post Street, Floor 33, San Francisco, CA 94104. Voting and investment power over these shares is held by any one of eleven officers, including the chief executive officer, of McKesson HBOC, Inc. Each of the eleven officers disclaim beneficial ownership of these shares except to the extent of his or her pecuniary interest in the shares.

(9)
Consists of 534,679 shares held by WPG Enterprise Fund III, L.L.C., 611,376 shares held by Weiss, Peck & Greer Venture Associates IV, L.L.C. and 77,187 shares held by Weiss, Peck & Greer Venture Associates IV Cayman, L.P. WPG VC Fund Advisor, L.L.C. is the fund advisor for each of these funds. Gill Cogan is the senior managing member of WPG VC Fund Advisor, L.L.C. and has sole voting and investment power over the shares held by each of the funds. Mr. Cogan disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. The Weiss, Peck & Greer Entities are located at 555 California Street, Suite 3130, San Francisco, CA 94104.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Directors currently do not receive cash compensation from us for their services as members of the Board of Directors or committees or for attendance at any such meetings. The Company's directors may be reimbursed for certain reasonable expenses in connection with attendance at director and committee meetings.

    Each non-employee director of the Company receives stock option grants under the 2000 Equity Incentive Plan (the "Incentive Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options (as described below) under the Incentive Plan. Options granted under the Incentive Plan to non-employee directors are intended by the Company not to qualify as incentive stock options under the Code.

    Option grants under the Incentive Plan to non-employee directors are non-discretionary. On the day following the Company's Annual Meeting of each year (or the next business day should such date be a legal holiday), each member of the Company's Board of Directors who is not an employee of the Company or, where specified by the non-employee director, an affiliate of such director, is automatically granted under the Incentive Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 10,000 shares of Common Stock of the Company. The exercise price of options granted under the Incentive Plan to non-employee directors is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Incentive Plan to non-employee directors may not be exercised until the date upon which such optionee, or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a non-employee director from the date of the option grant, whereupon such option shall become fully exercisable in accordance with its terms. The term of options granted under the Incentive Plan to non-employee directors is 10 years. In addition, each non-employee director received a non-discretionary option grant of 5,000 shares if, on the date the Company's S-1 Registration Statement filed under the Securities act, the non-employee director had not received a stock award under either the Company's 1995 Stock Option Plan or the 1997 Stock Option Plan (the "Predecessor Plans"). In the event of a change of control (as defined in the Incentive Plan) and within 13 weeks after the effective date of such change in control the continuous service of an optionee terminates due to an involuntary termination (not including death or disability) without cause or due to voluntary termination with good reason, then the vesting stock held by such optionee shall be accelerated in full.

    During the last fiscal year, the Company granted options covering 5,000 shares to Messrs. Kelly and Sanders at an exercise price per share of $10.00 (as a result of not being granted options under the Predecessor Plans prior to the effective date of the Company's S-1 Registration Statement filed under the Securities Act). The fair market value of such Common Stock on the date of grant was $10.00 per share (based on the price of Company's stock on the effective date of the Company's S-1 Registration Statement). As of May 31, 2001, no options had been exercised by the directors under the Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

    The following table shows for the fiscal years ended March 31, 2001, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and each of the Company's other executive officers whose salary and bonus for the fiscal year ending March 31, 2001 were in excess of $100,000 (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)		Securities Underlying Options/ SARs(#)
Arthur H. Reidel President and Chief Executive Officer	2001 2000	218,333 200,000	77,000 —		625,000 107,250
Robin A. Kehoe Senior Vice President, Finance and Chief Financial Officer	2001 2000	173,542 143,750	74,500 —		120,000 72,500
Michael A. Emley Senior Vice President, Sales and Marketing	2001 2000	154,167 141,250	57,398 56,148	(2)	125,000 60,000
Daniel L. Weiner, Ph.D. Senior Vice President, Technology Deployment	2001 2000	179,583 175,000	39,700 —		25,000 —
Steven L. Shafer, M.D. Vice President, Product Development	2001 2000	189,333 40,385	— —		— 95,000

(1)
As permitted by the rules promulgated by the SEC, no amounts are shown for 1999.

(2)
Represents sales commissions earned under a sales plan.

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its 2000 Equity Incentive Plan and 2000 CEO Non-Qualified Stock Option Plan. Prior to the Company's initial public offering of its Common Stock in August 2000, the Company also granted options under its 1995 Stock Option Plan and 1997 Stock Option Plan but on the closing of the initial public offering the Company ceased to make grants under these plans. As of May 31, 2001, options to purchase a total of 3,469,777 shares were outstanding under the foregoing option plans and options to purchase 4,070,485 shares remained available for grant thereunder.

    The following tables show for the fiscal year ended March 31, 2001, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Individual Grants
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year(2)
Exercise or Base Price ($/Sh)(3)
Name					Expiration Date
						5% ($)		10% ($)
Arthur H. Reidel(5)	15,000 167,250 442,750	0.61% 6.81% 18.10%	$ $ $	6.50 6.50 6.83	4/9/10 5/15/10 5/15/08	$ $ $	54,675 609,625 1,905,109	$ $ $	155,025 1,728,529 4,808,132
Robin A. Kehoe(6)	60,000 60,000	2.44% 2.44%	$ $	6.50 6.50	4/9/10 4/9/10	$ $	218,700 218,700	$ $	620,100 620,100
Michael A. Emley(6)	60,000 65,000	2.44% 2.64%	$ $	6.50 6.50	4/9/10 4/9/10	$ $	218,700 218,700	$ $	620,100 620,100
Daniel L. Weiner(6)	25,000	1.01%		$6.50	4/9/10		$91,125		$258,375
Steven L. Shafer	—	—		—	—		—		—

(1)
Options are granted under the Company's 1997 Stock Option Plan and 2000 CEO Non-Qualified Stock Option Plan. These options expire 10 years from the date of grant, or earlier upon termination of employment except for Mr. Reidel's option grant to purchase 442,750 shares which expires 8 years from the date of grant, or earlier upon termination of employment.

(2)
Based on an aggregate of 2,457,550 options granted during fiscal ended March 31, 2001 to the Company's employees and consultants, including the named executive officers.

(3)
The exercise price per share of each option was equal to the fair market value of the Company's Common Stock on the date of grant as determined by the Company's board of directors except for Mr. Reidel's option grant to purchase 442,750 shares which was equal to 105% of the fair market value of the Company's Common Stock on the date of grant as determined by the Company's board of directors.

(4)
Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term. The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation at the specified rates is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent the Company's prediction of the Company's stock price performance. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the time of such exercise and the future performance of the Company's Common Stock. The 5% and 10% total appreciation of 10 year options is 63% and 159%, respectively. On May 31, 2001, the closing sales price of the Company's Common Stock was $2.82.

(5)
Option grants to purchase 15,000 shares and 167,250 shares vest in equal monthly installments over 14 months. Option grant to purchase 442,750 shares vests in equal monthly installments over 34 months.

(6)
These options vest in equal monthly installments over 48 months.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR END OPTION VALUES

    The following table presents the aggregate option exercises during the fiscal year ending March 31, 2001, and the number and value of securities underlying unexercised options that are held by each of the individuals listed in the Summary Compensation Table as of March 31, 2001.

    Amounts shown under the column "Value Realized" are based on the closing sales price of the Company's common stock as reported on the Nasdaq Stock Market on the date of exercise, less the exercise price. Amounts shown under the column "Value of Unexercised In-the-Money Options at March 31, 2001" are based on the closing price of the Company's common stock ($4.00) on March 30, 2001 as reported on the Nasdaq Stock Market, less the exercise price, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price of the shares underlying the option. "Out of-the-money" options are ignored.

			Number of Securities Underlying Unexercised Options/SARs at March 31, 2001			Value of Unexercised In-the-Money Options/SARs at March 31, 2001
Name	Shares Acquired on Exercise	Value Realized	Exercisable		Unexercisable	Exercisable	Unexercisable
Arthur H. Reidel	—	—	143,195		481,805	—	—
Robin A. Kehoe	—	—	27,500		92,500	—	—
Michael A. Emley	—	—	88,645	(1)	96,355	$219,000	—
Daniel L Weiner	—	—	5,729		19,271	—	—
Steven L. Shafer	20,000	$67,000	67,500	(1)	—	$175,500	—

(1)
Includes shares subject to early exercise of stock options. Shares acquired upon early exercise are subject to a repurchase option in favor of the Company based on the applicable vesting schedule.

CHANGE OF CONTROL AGREEMENTS

    The Company's 2000 Equity Incentive Plan (the "2000 Plan") provides that, in the event of certain change in control circumstances, and within thirteen (13) months after the effective date of such change in control, if the continuous service of an optionee under the 2000 Plan terminates due to an involuntary termination (not including death or disability) without cause or due to a constructive termination, then the vesting and exercisability of all stock issued under the 2000 Plan held by such optionee shall be accelerated in full.

    In the event of a corporate transaction such as a dissolution or liquidation, the sale, lease or disposition of all or substantially all of our assets or a merger or consolidation, then all outstanding options under the 2000 Plan, the 2000 CEO Non-qualified Stock Option Plan and the 1997 Stock Option Plan may be either assumed or substituted for by any surviving entity. If the surviving entity refuses to assume or substitute for such options, then the vesting and exerciseability of the options held by persons who are then providing services to us or our affiliates will be accelerated prior to such transaction and the options will terminate immediately prior to the occurrence of the corporate transaction. The vesting and exerciseability of all other options will terminate immediately prior to the occurrence of the corporate transaction. The 1995 Stock Option Plan provides that if the surviving entity in a corporate transaction refuses to assume or substitute all outstanding options under the 1995 Stock Option Plan, the options will expire upon consummation of the transaction but the board has adopted a policy that in such a transaction, the vesting and exerciseability will be accelerated prior to the consummation of the transaction.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION2

     The Compensation Committee of the Board of Directors is composed of two non-employee directors: Messrs. Chambon and Sanders. Until April 24, 2001, Mr. Morton also served on the Compensation Committee. The Compensation Committee is responsible for determining salaries, incentive compensation, and awarding stock options to the Company's employees and officers and for establishing policies governing the Company's stock programs. The Compensation Committee held three meetings and acted by unanimous written consent five times during the fiscal year ended March 31, 2001. The determination of executive compensation, stock options grants and compensation policies for the year ended March 31, 2001 was made either by unanimous written consent of the Compensation Committee or by the Company's Board of Directors.

2
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Compensation Policy

    The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and award the highest quality executive officers and key employees. The key elements of this policy are:

  •
  The Company pays competitively with leading software, biotechnology and pharmaceutical companies with which the Company competes for talent.

  •
  The Company provides significant equity-based incentives for executives and employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

  •
  The Company rewards executives and key employees who contribute to the Company's progress and long-term success.

Base Salary and Long-Term Incentives for Executives

    The executive officers' salaries in 2001 were established by the Compensation Committee based on a determination of several factors, including individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. In general, the salaries and stock options awarded to executive officers are not determined by the Company's achievement of specific corporate performance criteria but rather a subjective evaluation of the officer's performance and contribution to the Company's long-term success. The Compensation Committee increased executive officers' base salaries in 2000 on the average of approximately 10 percent and awarded bonuses in order to bring total compensation in the mid-range as compared to executives of other public software and biotechnology companies and to reflect each of the officers' contributions to the Company's progress.

    In awarding stock options, the Committee and the Board of Directors considered individual performance, overall contribution to the Company, retention, whether the options were vested or unvested and the total number of stock options to be awarded. The stock options awarded in the fiscal year ending March 31, 2001 to each of the executive officers was equal to or more than those awarded to the respective officers in the prior year and reflect the Company's compensation policy to retain and reward executives and employees contributing to the Company's accomplishments in the fiscal year ending March 31, 2001 and the overall long-term success of the Company.

    In the fiscal year ending March 31, 2001, the Company's key accomplishments included:

  •
  The initial public offering of 3,000,000 shares of the Company's Common Stock;

  •
  Began 100th consulting project;

  •
  Signed a key cooperative research and development agreement with the Food and Drug Administration's Center for Drug Evaluation and Research to collaborate over the next three years on future versions of the Company's modeling and simulation software products;

  •
  Various updates and releases of the Company's software products; and

  •
  Transitioned several key customers from tactical to strategic relationships.

Chief Executive Officer Compensation

    The Compensation Committee uses the same procedures described above in setting the annual salary and stock option awards for Arthur H. Reidel, the Company's Chief Executive Officer. Mr. Reidel's base annual salary for the fiscal year ending March 31, 2001 was increased from $200,000 to $218,333. In setting this amount, the Compensation Committee took into account: (i) Mr. Reidel's significant and broad-based experience in the software and pharmaceutical industry and general acknowledgment as a leading executive in the software and pharmaceutical industry; (ii) the scope of Mr. Reidell's increased responsibilities, especially as the Company has evolved as a public company; and (iii) the Board's confidence in Mr. Reidel to lead the overall management, development and marketing efforts of the Company. During the fiscal year ending March 31, 2001, Mr. Reidel was granted: (i) an incentive stock option to purchase 15,000 shares of the Company's Common Stock pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan"); (ii) a non-statutory stock option to purchase 167,250 shares of the Company's Common Stock pursuant to the 1997 Plan; and (iii) a non-statutory stock option to purchase 442,750 shares of the Company's Common Stock pursuant to the Company's 2000 CEO Non-Qualified Option Plan and Agreement (the "CEO Plan"). The options granted pursuant to the 1997 Plan vest in equal monthly installments over 14 months and the option granted pursuant to the CEO Plan vests in equal monthly installments over 34 months. In awarding stock options, the Compensation Committee considers the CEO's performance, overall contribution to the Company, retention, whether the options were vested or unvested and the total number of options to be awarded.

Federal Tax Considerations

    Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers shall be designed to qualify as "performance-based compensation."

Summary

    The Compensation Committee believes that the compensation of executives by the Company is appropriate and competitive with the compensation programs provided by other software, biotechnology and pharmaceutical companies with which the Company competes for executives and employees. The Compensation Committee believes its compensation strategy, principles and practices result in a compensation program tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders.

COMPENSATION COMMITTEE
W. Ferrell Sanders Phillipe O. Chambon

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee is currently or has been, at any time since the Company's formation, an officer or employee of the Company. Prior to the formation of the Compensation Committee, all decisions regarding compensation for directors, officers, employees and consultants and administration of stock and incentive plans were made solely by the Board of Directors. No transaction or series of similar transactions, since the beginning of the fiscal year ended March 31, 2001, has taken place or is currently proposed to take place between the Company and any member of the Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph shows the total stockholder return of an investment of $100 in cash on August 9, 2000, the date of the Company's initial public offering for (i) the Company's Common Stock, (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Biotechnology Index. All values assume reinvestment of the full amount of all dividends:

Comparison of 8 month Cumulative Total Return on Investment

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has entered into indemnification agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws. The Company also intends to execute these agreements with its future directors and certain other officers.

    In January 1998 the Company loaned Dr. Weiner $75,000 in connection with his purchase of the Company's common stock. The interest on this loan is 5.93% per year and compounds annually. The principal and accrued interest is due December 17, 2002 and may be prepaid without penalty. This promissory note will accelerate and become due and payable 90 days after Dr. Weiner's employment with the Company is terminated. Since the commencement of the fiscal year ending March 31, 2001, the largest aggregate indebtedness of Dr. Weiner under such loan was $90,204.05, including principal and accrued interest.

    The Company believes that each of the foregoing transactions were in its best interest. As a matter of policy the transactions were, and all future transactions between the Company and any of its officers, directors or principal stockholders will be, approved by a majority of the independent and disinterested members of the Board of Directors. Furthermore, the transactions will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with a bona fide business purpose.

OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

John E. Wehrli Secretary

July 25, 2001

    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended March 31, 2001 is available without charge upon written request to: Corporate Secretary, Pharsight Corporation, 800 West El Camino Real, Suite 200, Mountain View, California, 94040.

APPENDIX A
PHARSIGHT CORPORATION
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

ORGANIZATION

    The Audit Committee of the Board of Directors of Pharsight Corporation (the "Company") shall consist of at least three members of the Board of Directors (the "Board"). The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market.

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company.

RESPONSIBILITIES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee shall:

  •
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's stockholders.

  •
  Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could affect the auditors' objectivity and independence, and if so determined by the Audit Committee, recommend that the Board take appropriate action to oversee the independence of the auditors.

  •
  Evaluate, together with the Board, the performance of the independent auditors and, if determined by the Audit Committee, recommend that the Board replace the independent auditors.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular

A–1

    areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

  •
  Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and to elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

  •
  Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

  •
  Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

  •
  Review accounting and financial human resources planning within the Company.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and separate accountants for this purpose if, in its judgment, such retention or investigation is appropriate.

  •
  Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

    The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

A–2

PHARSIGHT CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2001

    The undersigned hereby appoints Arthur H. Reidel and Robin A. Kehoe, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Pharsight Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Pharsight Corporation to be held on Tuesday, August 21, 2001 at 10:30 a.m. local time at the Grand Hotel, Montebello A Meeting Room, 865 W. El Camino Real, Sunnyvale, California, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET (if applicable)

/*\ FOLD AND DETACH HERE /*\

PHARSIGHT CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY /*/

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR ALL OF THE DIRECTOR'S LISTED BELOW.					MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.
PROPOSAL 1:	To elect two directors, to hold office until the 2004 Annual Meeting of Stockholders and to elect one director, to hold office until the 2003 Annual Meeting of Stockholders.	FOR all nominees listed below (except as written to the contrary below). / /	WITHHOLD AUTHORITY to vote for all nominees listed below. / /	For All Except / /	PROPOSAL 2:	To ratify selection of Ernst & Young LLP as independent auditor of the Company for its fiscal year ending 2001.	For / /	Against / /	Abstain / /
Nominees:	Until the 2004 Annual Meeting: Arthur H. Reidel and Philippe O. Chambon
Until the 2003 Annual Meeting: Douglas E. Kelly
To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:
Dated_____________________________________

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

/*\ FOLD AND DETACH HERE /*\

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
STOCK OPTION GRANTS AND EXERCISES
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR END OPTION VALUES
CHANGE OF CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION2
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS